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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                February 20, 2003
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                             1-10218                  13-3489233
(State or other jurisdiction of       (Commission file number)      (I.R.S. Employer
incorporation or organization)                                     Identification No.)

                             250 Stephenson Highway,
                              Troy, Michigan 48083
               (Address of principal executive offices (zip code)

                                 (248) 824-2500
              (Registrant's telephone number, including area code)

                                      None.
              (Former name or former address, if changed since last
                                     report)


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ITEM 9. REGULATION FD DISCLOSURE

On February 20, 2003, the company issued a press release relating to its fourth quarter and full year 2002 earnings results. This press release, attached as
Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

EXHIBITS.

The following exhibits are filed herewith:

         Exhibit No.       Description

         (99.1)            Press Release dated February 20, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 20, 2003

                           COLLINS & AIKMAN CORPORATION

                           By: /s/ J. Michael Stepp
                               --------------------

                           Name: J. Michael Stepp
                           Title: Vice Chairman and Chief Financial Officer
                                  (Principal Financial Officer)




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                                  EXHIBIT INDEX

Exhibit No.       Description

(99.1)            Press Release dated February 20, 2003